UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 1, 2005
COMMERCE ENERGY GROUP, INC.
(Exact Name of registrant as specified in its charter)

Delaware	001-32239	20-0501090
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Anton Blvd., Suite 2000
Costa Mesa, California	92626
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (714) 259-2500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3
EXHIBIT 99.4
EXHIBIT 99.5

Item 1.01.	Entry into a Material Definitive Agreement
      On December 1, 2005, Commerce Energy Group, Inc. (the “Company”) entered into an Employment Agreement (the “Employment Agreement”) with Lawrence Clayton, Jr., the Company’s Chief Financial Officer. Pursuant to the Employment Agreement, on December 1, 2005, the Company also entered into a Stock Option Agreement, a Restricted Stock Agreement and an Indemnification Agreement with Mr. Clayton.
      Under the terms of the Employment Agreement, Mr. Clayton will receive an annual base salary of $275,000 and will be eligible to receive an incentive bonus for the fiscal year ending July 31, 2006 if the Company reaches financial objectives which will be determined by the Board. For the fiscal year ending July 31, 2007, and each fiscal year thereafter, Mr. Clayton will participate in an incentive bonus program to be established by the Company as part of a comprehensive executive incentive bonus plan. In addition, on December 1, 2005 (a) pursuant to the terms of the Employment Agreement and the Stock Option Agreement, the Company granted to Mr. Clayton an option to purchase 120,000 shares of common stock of the Company, which option will vest in equal amounts on each of the first three anniversaries of the date of the grant; and (b) pursuant to the terms of the Employment Agreement and the Restricted Stock Agreement, the Company issued to Mr. Clayton 45,000 shares of restricted common stock of the Company, subject to a Company repurchase right which will lapse as to one third of the restricted shares on the first anniversary of the date of issuance and as to one third of the restricted shares on each of the next two fiscal years based upon the achievement of performance targets. The Employment Agreement has no specific term and is subject to termination by either the Company or Mr. Clayton without cause upon 60 days written notice.
      The Employment Agreement provides that if Mr. Clayton employment is terminated by the Company without cause or by Mr. Clayton for good reason, Mr. Clayton will be entitled to severance (as long as Mr. Clayton does not accept other employment) equal to 12 months base salary, payable in six equal installments commencing on first business day after six months from the date of the termination (the “Severance Period”), plus reimbursement of the cost of continuation coverage under COBRA for 12 months and 12 months accelerated vesting of outstanding options and restricted stock. In the event of a change of control of the Company, as defined in the Employment Agreement, Mr. Clayton may resign for good reason within 180 days after the change of control.
      The Employment Agreement provides that Mr. Clayton will not solicit customers or employees of the Company during his employment with the Company and for a period of one year after the end of the Severance Period. The Employment Agreement further provides that Mr. Clayton will not accept employment with, or otherwise engage in, any business that competes with the Company during his employment or any period during which he is receiving severance payments from the Company. Finally, in accordance with the Employment Agreement, the Company indemnified Mr. Clayton pursuant to the Company’s standard form of Indemnification Agreement, effective August 1, 2005.
      The foregoing descriptions of each of the Employment Agreement, the Stock Option Agreement, the Restricted Stock Agreement and the Indemnification Agreement are each qualified in its entirety by reference to each of such documents, each of which is filed herewith as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively, and each of which is incorporated herein by reference.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
      As previously disclosed on a Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on August 5, 2005, the Board of Directors of the Company on August 4, 2005 appointed Lawrence Clayton, Jr. as the interim Chief Financial Officer and Secretary of the Company and designated him as the “principal financial officer” of the Company for purposes of all filings with the SEC under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Mr. Clayton’s biographical information and the terms of consulting arrangement with the Company were previously disclosed in the above-referenced Form 8-K. As previously disclosed on a Current Report on Form 8-K filed with the SEC on September 30, 2005, the Company extended the term of Mr. Clayton’s consulting agreement through November 30, 2005.
      The Board of Directors acted on November 30, 2005 to remove the “interim” designation and appoint Mr. Clayton as the Chief Financial Officer and Secretary of the Company, effective December 1, 2005. The designation of Mr. Clayton as the “principal financial officer” of the Company remains unchanged.
      On December 1, 2005, Mr. Clayton became an employee of the Company and entered into an Employment Agreement, a Stock Option Agreement, a Restricted Stock Agreement and an Indemnification Agreement with the Company. A description of the terms of each of these agreements is set forth in Item 1.01 herein and the disclosure set forth under Item 1.01 of this Report is hereby incorporated by reference into this Item 5.02. In addition, copies of the Employment Agreement, the Stock Option Agreement, the Restricted Stock Agreement and the Indemnification Agreement are filed as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively, to this Report and are each incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

Exhibit
No.	Description

99.1	Employment Agreement, dated December 1, 2005, between Lawrence Clayton, Jr. and Commerce Energy Group, Inc.
99.2	Stock Option Agreement dated December 1, 2005 between Lawrence Clayton, Jr. and Commerce Energy Group, Inc.
99.3	Restricted Stock Agreement dated December 1, 2005 between Lawrence Clayton, Jr. and Commerce Energy Group, Inc.
99.4	Indemnification Agreement dated December 1, 2005 between Lawrence Clayton, Jr. and Commerce Energy Group, Inc.
99.5	Press Release dated December 6, 2005 re: Lawrence Clayton, Jr.

SIGNATURES
      Pursuant to the requirements of the Securities Exchange Act of 1934, Commerce Energy Group, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMMERCE ENERGY GROUP, INC.
a Delaware corporation

By:	/s/ STEVEN S. BOSS

Steven S. Boss
Chief Executive Officer
Date: December 6, 2005

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Employment Agreement, dated December 1, 2005, between Lawrence Clayton, Jr. and Commerce Energy Group, Inc.
99.2	Stock Option Agreement dated December 1, 2005 between Lawrence Clayton, Jr. and Commerce Energy Group, Inc.
99.3	Restricted Stock Agreement dated December 1, 2005 between Lawrence Clayton, Jr. and Commerce Energy Group, Inc.
99.4	Indemnification Agreement dated December 1, 2005 between Lawrence Clayton, Jr. and Commerce Energy Group, Inc.
99.5	Press Release dated December 6, 2005 re: Lawrence Clayton, Jr.